UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  May 17, 2023

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-00841	27-6822130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.      Regulation FD Disclosures.

Transition Overview & FAQs

The board of trustees (the “Board”) of FS Energy and Power Fund (the “Fund”) has approved changing the Fund’s name to FS Specialty Lending Fund and changing its non-fundamental investment policy to be to invest primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s total assets, rather than to invest at least 80% of its total assets in securities of energy and power related, or Energy, companies. The effective date of the new name and investment policy will be 60 days after the Fund sends to its shareholders a regulatory notice regarding the changes. Management intends to begin transitioning the Fund’s portfolio holdings away from investments in the Energy sector, while remaining in compliance with the Fund’s current investment policy.

In connection with the expected transition, the Fund has published an overview and frequently-asked-questions regarding the transition plan, a copy of which is attached hereto as Exhibit 99.1. There can be no assurance that the Fund will be able to complete the transition plan within the anticipated timeframes or at all. Except as may be required by federal securities laws, the Fund undertakes no duty or obligation to update or revise the information contained in the exhibit.

Cautionary Statement Regarding Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, the transition in investment policy, anticipated distribution rates, portfolio rotation, borrowings and liquidity events. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to (i) transition to a diversified credit strategy within anticipated timeframes or at all, (ii) pay the targeted distributions, (iii) obtain the applied-for exemptive relief, (iv) obtain leverage on terms satisfactory to the Fund and (v) achieve a liquidity event, and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
Exhibit 99.1	FS Energy and Power Fund Transition Plan Overview and FAQs

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: May 17, 2023	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel